Trade and other receivables	12 Months Ended
Jun. 30, 2024
Trade and other receivables.
Trade and other receivables

18.    Trade and other receivables

The carrying amount of trade and other receivables approximates their fair value due to their short-term nature. The trade and other receivables are non-interest bearing. The maximum credit risk at the balance sheet date, which corresponds to the carrying amount of trade and other receivables, was taken into account in accordance with IFRS 9 when measuring the allowance for expected credit losses. Information about the impairment of trade and other receivables and Mytheresa Group’s exposure to credit risk, currency risk and interest rate risk can be found in Note 28. The amount of impairment allowance at June 30, 2024 is €0 thousand (2023: €278 thousand).